UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                       --------

                                      FORM N-CSR
                                       --------

                 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                 INVESTMENT COMPANIES

                      INVESTMENT COMPANY ACT FILE NUMBER 811-7531

                               AMERINDO FUNDS INC.
               (Exact name of registrant as specified in charter)
                                       --------


                               399 Park Ave., 22nd Floor
                                  New York, NY 10022

                              One Embarcadero, Suite 2310
                            San Francisco, California 94111
               (Address of principal executive offices) (Zip code)

                              Forum Shareholder Services, LLC
                                      P.O. Box 446
                                 Portland, Maine 04112-0446
                            (Name and address of agent for service)

           REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-371-6360

                        DATE OF FISCAL YEAR END: OCTOBER 31, 2004

                        DATE OF REPORTING PERIOD: OCTOBER 31, 2004

ITEM 1.    REPORTS TO STOCKHOLDERS.


AMERINDOFUNDS(R)

                                 ANNUAL REPORT

                               [GRAPHICS OMITTED]

      OCTOBER 31, 2004

                               TABLE OF CONTENTS

SHAREHOLDER LETTER ........................................................    1

REVIEW AND ECONOMIC OUTLOOK ...............................................    4

SCHEDULE OF INVESTMENTS ...................................................    8

STATEMENT OF ASSETS AND LIABILITIES .......................................   10

STATEMENT OF OPERATIONS ...................................................   11

STATEMENT OF CHANGES IN NET ASSETS ........................................   12

FINANCIAL HIGHLIGHTS ......................................................   14

NOTES TO FINANCIAL STATEMENTS .............................................   16

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM ..................................................   26

FUND DIRECTORS AND OFFICERS ...............................................   27

DISCLOSURE OF FUND EXPENSES ...............................................   29

                                                                    October 2004

Dear Shareholder:

      We are pleased to report that the Amerindo Technology Fund (the "Fund") appreciated an impressive 19.83% over the one year period ending October 31, 2004. The NASDAQ Composite Index returned 2.21% over the same one year period. In our Semi-Annual Shareholder letter, we reported to you that the Fund advanced 19.12% and 52.93% over the six month and one year periods, respectively, ending April 30, 2004, easily outperforming the NASDAQ Composite Index during the same time periods. We continued along the same positive trend during the second half of the year.

      Although the U.S. economy had shown steady improvement early in 2004, more recent growth has been uneven. Rising energy prices and the uncertainty regarding this year's election put combined pressure on financial markets. In general, Internet-related companies have fared a bit better compared to other equities as they continue to benefit from both secular trends that are not as sensitive to the economy, and from the development of strong new product cycles.

      The healthcare industry has been impacted this year by the departure of the FDA commissioner, Dr. Mark McClellan, who took a positive stance in getting new product approvals. Nevertheless, we remain encouraged by new scientific developments that hold out the promise of ushering in a new era of improvement in the treatment and cure of cancer. Over the balance of the decade, the status of this highly feared disease could be demoted to chronic rather than terminal. The enclosed Review and Economic Outlook elaborates in greater detail why we remain constructive on some very promising trends for the technology and biotechnology sectors.

      Irrespective of the short term direction of the market, we think it is important to keep two points in mind. First, the best way to capitalize on our Fund's constructive outlook is to stay invested and let time be on your side -- reaping the rewards of the frequent up-years that allow your investment to compound in the long run and riding out the infrequent down years. Secondly, we will invariably continue to work hard at maximizing the investments you have entrusted to us in the Fund, providing you with a level of investment performance and service that we ourselves would expect if we were in your shoes.

      In sum, while investor sentiment is not within our control, we appreciate the extent to which technology is transforming our daily lives. We will monitor trends and continue to provide you with portfolio investments in this new exploding sector in what we believe are the best technology companies. We remain encouraged by our portfolio holdings and we are seeing an expansion in investment opportunities on the horizon. Our emerging technology sectors remain on track to continue to lead the stock market in performance by bringing to the market a new generation of Internet technologies capable of creating huge new global markets that can positively affect a wide range of businesses and personal services. We continue to believe that when it comes to investing in technology, there is no substitute for in-depth analysis and specialized knowledge of the sector.

      We look forward to your continuing support and appreciate the trust you have placed in us.


/s/ Alberto W. Vilar                    /s/ Gary A. Tanaka

Alberto W. Vilar                        Gary A. Tanaka

AMERINDO TECHNOLOGY FUND (Class D)
versus the NASDAQ COMPOSITE INDEX(3)

Growth of a $10,000 Investment
10/28/96(1) to 10/31/04

                            [MOUNTAIN CHART OMITTED]

              Amerindo Technology Fund,
                     Class D                  NASDAQ Composite Index
10/28/96             $10,000                         $10,000
Oct 96                10,000                          10,000
Oct 97                 7,550                          13,156
Oct 98                 9,070                          14,686
Oct 99                33,580                          24,671
Oct 00                28,912                          28,073
Oct 01                 6,112                          14,126
Oct 02                 5,325                          11,156
Oct 03                10,034                          16,285
Oct 04                12,024                          16,721


            ---------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF OCTOBER 31, 2004(2)
            ---------------------------------------------------------
            One Year        3 Year          5 Year       Inception to
            Return          Return          Return           Date
            ---------------------------------------------------------
            19.83%          25.30%          -18.57%          2.33%
            ---------------------------------------------------------



(1)   Commencement of operations for Class D Shares.

(2) This chart illustrates the total value of an assumed $10,000 investment in the Amerindo Technology Fund Class D shares from October 28, 1996 to October 31, 2004, as compared to the performance of an appropriate broad-based index. Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(3) The NASDAQ Composite Index is an unmanaged broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. Index comparisons begin on October 28, 1996.

                          REVIEW AND ECONOMIC OUTLOOK

      The economy appears to be moderately pushing ahead on several key metrics; third quarter profits could exceed 15%, while real GDP growth in the fourth quarter looks to be between 3-4%, which we believe should help shrink the deficit. According to the Organization for Economic Cooperation and Development
(OECD), upticks in overseas leading indicators suggest that the global soft patch is behind us. Chinese policymakers have apparently taken their foot off the brake. If oil prices were to average $50 a barrel in the fourth quarter, real GDP growth could be expected to ease a bit in 2005. For now, higher energy costs appear to be offset by the expansion's underlying strengths, powered by risk-bearing, capital formation. Recently announced layoffs in autos, airlines, aerospace, large telcos and banks should hold down wage inflation and help boost corporate profits. Globalization, technology and competition are forcing major changes in many industries around the world, especially in hiring, which help contain inflation and provide additional relief to profit margins. Operating profit margins for the S&P 500 have fully recovered from the sharp earnings slowdown in 2001 and 2002 and now stand at real 1999 levels. The strength in profits indicates that U.S. productivity has remained strong, contrary to the sluggishly behaving employment data, which suggests that the more favorable U.S. household employment data is the more accurate of the two measurements.

      Over the past decade, U.S. households have increased their cash savings from $2.5 to $5 trillion, a remarkable 8% per year accumulative pace, giving consumers an important safety cushion in the face of continuing layoffs by large corporations. Microsoft's special dividend will put $9 billion in individual's hands this year, which could act as a measurable stimulus to the U.S. economy. By comparison, the expanded child credit in last year's tax-cut bill delivered $14 billion to U.S. families.

      Post-election fiscal policy remains a concern, especially for technology. While calling corporate executives who outsource business turncoat CEOs may be electioneering at its worst, media pundits and liberal economists have created a mistaken view that the U.S. is being victimized by global trade and a rapidly changing world economy. First, China and India are likely to be very big buyers of U.S. technology. More importantly, from a competitive point of view, new global rivals have by and large scuttled socialism and overregulation for low tax incentives, while the U.S. has gone in the opposite direction, with increased government regulations, taxation and litigation. This is unfortunate given the U.S.'s continued leadership in core emerging technologies in networking, molecular biology and nanotechnology. China, Taiwan, South Korea and other Asian tigers have become more aggressively capitalistic and more resourceful in deploying new technology than the U.S. This shows up in the rapid development of wireless convergence, which we have long argued is a major cornerstone of the Third Wave of technology that is being built around Internet-networking. On the plus side, telcos are collectively embarking on a major deployment of fast Internet access technologies and fiber to the home. On the other hand, China has more Internet connections and its free zones have higher bandwidth than the U.S. South Korea has 40 times more bandwidth per capita than the U.S. Japan is far ahead of the U.S. in broadband development. Technology has been a major factor in the twin sources of wealth generation in the U.S. over the past twenty years, namely a creative and entrepreneurial culture and deep and liquid financial markets. This period saw the U.S. gain dominant share of global GDP, the creation of 36 million new jobs and record levels of very high productivity. Election campaign proposals are unfortunately being put forth espousing the very same demand-side economics that have long been responsible for Europe's poor performance. We believe the best model for the U.S. to embrace is the one being followed by Asia, essentially employing the supply-side policies of dynamism and growth that have brought millions out of poverty and successfully bypassed Eurosclerosis.

      The fundamental drivers of the Internet remain strong, namely broadband, e-commerce, search, branded advertising and global expansion. The Internet continues to change business models and individual lifestyles. Rapidly pushing full steam ahead is the "smart" cellular phone, effectively a post-PC platform, which is playing a major enabling role in our thesis of wireless broadband convergence. A number of powerful new technologies are coming together over the next few years that will generate rapid increases in capabilities and performance. We believe this quantum change will create significant new applications for both consumers and corporations, as well as significant new investment opportunities. New technologies will include the following:

      MICROPROCESSORS. Moore's Law has enabled microprocessors and memory to increase capability at lower cost. Smart phones today have approximately as much power as PC's did in the late 1990s. Cheap processing and memory are key enablers for smart phones.

      3G. After years of disappointing delays, considerable hype and a sunken global cost of some $125 billion for acquiring spectrum, 3G is finally here. 3G is live in Asia; it is rolling out in Europe, and it is coming alive in the U.S. this quarter. 3G enables cell phones to connect to the Internet at speeds up to 1-2 Mbps. This is 3-5 times more bandwidth than 2G and 2.5G. High bandwidth is the key to moving content (Internet, pictures, music, video, etc) and applications. It lets a device function as a phone, a computer, a television, a pager, a videoconferencing center, a newspaper, a diary and even a credit card. It will support not only voice communications, but also real-time video and full-scale multimedia in the search for information, books, commercial transactions and communicates by voice and video. 3G networks will provide vast amounts of voice capacity at a lower price, which will fix their targets on displacing voice from fixed networks. 3G operators will offer many new services, such as music downloads, cheap voice calls and wireless broadband access to laptops. Bottom line is that 3G represents a range of technologies that enable all kinds of services, from far cheaper calls, to quick broadband access, to cheap rural access.

      WIFI. WiFi offers download speeds of 11 to 54 megabytes per second, which is much faster than 3G. The current generation WiFi chips consume too much power, but sometime in 2005, low power WiFi chips will enable smart phones to connect to the Internet.

      GPS. GPS technology will also make its way into cell phones in 2005. The potential for location based applications is significant.

      CAMERAS. The vast majority of cameras in phones today are VGA based cameras with just a few hundred thousand pixels of resolution, which is why they take poor pictures. Multi-mega pixel camera chips (similar in quality to digital cameras) in cell phones are just starting to make their way into the market.

      The smart phone market today is in many ways analogous to where the PC market was in the early 1990s. During that time the PC operating system went through a rapid increase in functionality, with DOS migrating first to Windows and then to Windows 95, coincident with Intel's introduction of the Pentium chip. These capabilities were magnified by rapid increases in networking speeds from 10Meg (shared) Ethernet to 100Meg (switched) Ethernet.

      Existing smart phone applications presently include ring tones, games, videos, photography, wallpaper (analogous to PC screen savers), email - RIMM, and Internet. We believe future smart phone applications will likely include the following:

      1) Local-location based search. 3G and/or WiFi bandwidth, combined with GPS, will enable easy locating (and directions) of any restaurant, hotel, store, etc.

      2)    Location based promotions and couponing.

      3) Automatic picture archiving and printing. Take a photo with your phone and immediately have it uploaded to the Internet for archiving and printing.

      4) Next generation online dating. Your phone informs you when you are physically near someone you have been interacting with on an online dating site.

      5)    Salesforce automation.

      Consumer electronics continues to benefit from technologies emanating from the world of computing. The latest example is LCD TVs; the technology itself is already used in flat-panel computer monitors and laptop displays. Sizeable price reductions suggest a huge increase in market size, which has drawn in new entrants, including PC-makers such as Dell and HP. LCD TVs will increasingly be able to compete with plasma screens at sizes as large as 45 inches.

      Apple Computer has impressively managed to change itself from a traditional computer maker to a highly successful digital entertainment company focusing on digital music. Its latest quarterly revenues from its iPod quintupled, virtually making it a cult product. The iPod underscores the exponential growth of storage. In one year, the iPod doubled memory from 10 to 20 gigabytes, which could render CDs an impractical way to distribute music going forward. Today's iPod could store 20,000 audio books, and soon could do the same for movies. In fact, what has made the iPod so successful is the introduction of new embedded hard drives, which in due course will also enable smart cell phones to have the storage capabilities of iPods.

      Consumer electronics for the home will be fueled by wireless technologies that eliminate the unappealing spaghetti wiring traditionally required to hook up different devices. Video has been far more difficult to liberate from mesh wiring because it requires a higher rate of data transfer, plus more power consumption. Cable replacement technology has been in search of far greater speed and lower power consumption. Candidate technologies include WiFi and possibly a new technology called ultra wideband (UWB). UWB, like WiFi and Bluetooth, is an unlicensed radio technology that manages to keep power on the low side, while liberating huge amounts of untapped transmission capacity.

      Google has transformed the online experience, evolving itself in the process into a household brand name without spending a dollar on advertising. Search went from being viewed as an online public service provided by major portals to an effective means of accessing information with an extremely successful business model. While others were first to monetize sponsored search, Google had the foresight to provide pay-per-click search, capturing the full economics of the transaction.

      Healthcare is our other emerging technology that also surfaces as a major controversial campaign topic at elections, but without ever addressing its real problems. The industry has recently been impacted by the departure of an FDA Commissioner who took a positive stance in getting new product approvals. During the past quarter, two other negatives appeared on the scene; Merck's removal of its blockbuster pain inhibitor Vioxx from the market, which will undoubtedly lead to sizeable litigation, and Chiron's manufacturing problems with the flu vaccination. Notwithstanding Merck's and Chiron's well-publicized problems, we remain encouraged by new scientific developments that hold out the promise of ushering in a new era of improvement in the treatment and outcome of cancer. Over the balance of the decade, this highly feared disease could be demoted to a chronic rather than terminal status. Over the past 25 years, cancer drugs were largely designed to attack dividing cells, which unfortunately involved attacking good cells as well as bad. New targeted therapies can now attack just the deranged cells, and then go on to fix the specific molecular problems that drive tumor growth. Gleevec has done this for a form of blood cancer called chronic myeloid leukemia (CML), which inhibits the signaling pathway that tells myeloid cells to proliferate. Due to the fact that cancers at the point of detection often have numerous mutations, drugs will be used in combination therapy. With many cancers having already metastasized at the time of discovery, vastly improved, early diagnosis is also essential. A new technology called DNA microanalysis, which is a gene chip that can identify mutations in particular genes, could usher in a period of vastly improved personalized medicine. We also believe that activating immune systems to fight cancer might be achieved through vaccinations; clinical trials are underway for malignant melanoma that are due to be completed next year.

      At 15% of GDP, healthcare commands national attention. Its principal problem derives from the fact that Americans don't directly pay for the healthcare they receive. Out-of-pocket expenses not covered by public and private insurance account for just 14 cents of every healthcare dollar spent in the U.S. Consumers are by and large not part of the buying decision. The third-party payment system in place discourages price competition.

      To help mitigate this problem, President Bush proposes to introduce health savings accounts if elected to a second term, which would have the effect of putting people in charge of part of their own healthcare plan. To change the inflation-prone system once and for all, however, additional reform would be needed to correct the employer-based tax preference, which is a carryover from World War II wage and price controls, when businesses could not raise wages and were allowed to give health benefits as a proxy. Individuals securing private healthcare coverage on their own are not entitled to obtain the same tax deduction. That puts individual buyers of healthcare at a disadvantage. The private sector business tax break, estimated to be worth $600 billion over the next several years, is unsustainable. The system is also choked by endless regulations and restrictive laws that stifle innovation and result in costly medicine. Last but not least, deregulation and litigation reform are equally integral.

      Once the uncertainty brought on by the tight election fully dissipates, we believe the stock market will be in a much better position to appreciate the bullish prospects for technology, which the deployment of wireless broadband convergence could usher in over the next two years.

THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINION OF AMERINDO'S PORTFOLIO MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT THE SECURITIES MENTIONED WILL REMAIN IN OR OUT OF THE PORTFOLIO.

                               AMERINDO FUNDS INC.
                            AMERINDO TECHNOLOGY FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

COMMON STOCK* -- 99.6%
  SHARES                                                                             VALUE
----------                                                                       ------------
   106,913   CancerVax Corp. .................................................   $    914,106
   200,000   eBay Inc. .......................................................     19,522,000
    13,194   Eyetech Pharmaceuticals, Inc.(C) ................................        559,953
   440,972   Eyetech Pharmaceuticals, Inc. ...................................     18,714,852
   435,000   Gilead Sciences, Inc. ...........................................     15,064,050
 1,228,400   Homestore, Inc. .................................................      3,003,438
   351,000   ImClone Systems Inc. ............................................     15,373,800
   222,600   Juniper Networks, Inc. ..........................................      5,923,386
   250,000   MedImmune, Inc. .................................................      7,105,000
   147,500   Mercury Interactive Corp. .......................................      6,405,925
   205,000   Onyx Pharmaceuticals, Inc. ......................................      5,752,300
   237,500   OSI Pharmaceuticals, Inc. .......................................     15,432,750
   350,000   Red Hat Inc. ....................................................      4,494,000
   358,000   Sonus Networks, Inc. ............................................      2,112,200
   265,000   XM Satellite Radio Holdings Inc. ................................      8,564,800
   225,000   Yahoo! Inc. .....................................................      8,142,750
                                                                                 ------------
TOTAL COMMON STOCK (Cost $116,763,745) .......................................    137,085,310
                                                                                 ------------
PRIVATE STOCK* -- 0.2%
10,338,576   Cellomics, Inc.(A)(B)(C) ........................................        150,380
10,338,576   Cellomics, Inc., Series NNN, Preferred Stock(A)(B)(C) ...........        150,381
    62,000   DoveBid(A)(B)(C) ................................................             --
                                                                                 ------------
TOTAL PRIVATE STOCK (Cost $615,346) ..........................................        300,761
                                                                                 ------------
WARRANT* -- 0.0%
         1   Cellomics, Inc., Expires 02/28/06(A)(B)(C) ......................             --
                                                                                 ------------
TOTAL WARRANT (Cost $0) ......................................................             --
                                                                                 ------------
TOTAL INVESTMENTS -- 99.8% (Cost $117,379,091) ...............................    137,386,071
                                                                                 ------------
OTHER ASSETS & LIABILITIES -- 0.2% ...........................................        284,917
                                                                                 ------------
TOTAL NET ASSETS -- 100.0% ...................................................   $137,670,988
                                                                                 ============

  * ALL COMMON STOCK, PRIVATE STOCK, AND WARRANTS HELD BY THE FUND ARE NON-INCOME PRODUCING.

(A) FAIR-VALUED SECURITY. AS OF OCTOBER 31, 2004, THE TOTAL VALUE OF THESE SECURITIES WAS $300,761, REPRESENTING 0.22% OF THE FUND'S NET ASSETS. SEE
      NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.

(B) SECURITY CONSIDERED ILLIQUID. AS OF OCTOBER 31, 2004, THE TOTAL VALUE OF THESE SECURITIES WAS $300,761, REPRESENTING 0.22% OF THE FUND'S NET ASSETS.

(C) RESTRICTED SECURITY. AS OF OCTOBER 31, 2004, THE TOTAL VALUE OF THESE SECURITIES WAS $860,714, REPRESENTING 0.63% OF THE FUND'S NET ASSETS.

      AMOUNTS DESIGNATED AS "--" ARE ZERO OR HAVE BEEN ROUNDED TO ZERO.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              AMERINDO FUNDS INC.
                            AMERINDO TECHNOLOGY FUND
                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                                OCTOBER 31, 2004

As of October 31, 2004, sector diversification of the Fund was as follows (unaudited):

                                                  PERCENTAGE
SECTOR DIVERSIFICATION                                OF
(% OF TOTAL INVESTMENTS)                         INVESTMENTS            VALUE
------------------------                         -----------        ------------
Biotechnology                                        57.7%          $ 79,217,572
eCommerce/Internet                                   34.4%            47,268,574
Information Technology                                7.9%            10,899,925
                                                    -----           ------------
TOTAL INVESTMENTS                                   100.0%          $137,386,071
                                                    =====           ============

                              AMERINDO FUNDS INC.
                            AMERINDO TECHNOLOGY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004

ASSETS
  Investments, at cost ...........................................    $ 117,379,091
                                                                      =============
  Investments, at value ..........................................    $ 137,386,071
  Cash ...........................................................        6,499,326
  Receivable for shares of beneficial interest sold ..............          329,438
  Prepaid expenses ...............................................           54,837
                                                                      -------------
  Total Assets                                                          144,269,672
                                                                      -------------
LIABILITIES
  Payable for investments purchased ..............................        6,229,781
  Payable for shares of beneficial interest redeemed .............           91,590
  Payable for distribution fees ..................................           29,549
  Payable due to investment advisor ..............................           27,294
  Payable for administration fees ................................           14,774
  Payable for directors' fees ....................................               85
  Accrued expenses ...............................................          205,611
                                                                      -------------
  Total Liabilities                                                       6,598,684
                                                                      -------------
  Net Assets .....................................................    $ 137,670,988
                                                                      =============
NET ASSETS:
  Paid in Capital ................................................    $ 463,079,534
  Accumulated net realized loss on investments ...................     (345,415,526)
  Net unrealized appreciation on investments .....................       20,006,980
                                                                      -------------
  NET ASSETS .....................................................    $ 137,670,988
                                                                      =============
  Outstanding shares of beneficial interest* ($0.001 par value) ..       16,398,481
  Net Asset Value, Offering and Redemption Price Per Share .......            $8.40
                                                                              =====

*     1,000,000,000 shares authorized in total for the Amerindo Technology Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              AMERINDO FUNDS INC.
                            AMERINDO TECHNOLOGY FUND
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2004

INCOME
  Interest ....................................................    $    147,529
                                                                   ------------
EXPENSES
  Investment advisory fees ....................................       2,006,297
  Distribution fees ...........................................         334,383
  Administration fees .........................................         167,262
  Professional fees ...........................................         520,766
  Transfer agent fees .........................................         321,829
  Printing fees ...............................................         128,172
  Directors' fees and expenses ................................          60,585
  Custodian fees ..............................................          47,404
  Registration fees ...........................................          40,260
  Miscellaneous ...............................................          31,035
                                                                   ------------
  Total expenses ..............................................       3,657,993
  Less:
  Investment advisory fees waived .............................        (648,411)
                                                                   ------------
  Total net expenses ..........................................       3,009,582
                                                                   ------------
  Net investment loss .........................................      (2,862,053)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized loss from investment transactions ..............      (2,707,948)
  Net change in unrealized appreciation of investments ........      25,737,944
                                                                   ------------
  Total net realized and unrealized gain on investments .......      23,029,996
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .............................................    $ 20,167,943
                                                                   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              AMERINDO FUNDS INC.
                            AMERINDO TECHNOLOGY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    FOR THE             FOR THE
                                                                  YEAR ENDED           YEAR ENDED
                                                                  OCTOBER 31,          OCTOBER 31,
                                                                      2004                2003
                                                                 -------------        -------------
OPERATIONS
  Net investment loss ....................................       $  (2,862,053)       $  (2,125,317)
  Net realized loss from investment
    transactions .........................................          (2,707,948)         (79,010,517)
  Net change in unrealized appreciation
    of investments .......................................          25,737,944          134,778,521
                                                                 -------------        -------------
  Net increase in net assets resulting from operations ...          20,167,943           53,642,687
                                                                 -------------        -------------
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) (Note 6) .......................         (10,040,417)          17,427,139
                                                                 -------------        -------------
  Total increase in net assets ...........................          10,127,526           71,069,826
                                                                 -------------        -------------
NET ASSETS:
  Beginning of year ......................................         127,543,462           56,473,636
                                                                 -------------        -------------
  End of year (Includes accumulated net investment
    loss of $0 and $0, respectively) .....................       $ 137,670,988        $ 127,543,462
                                                                 =============        =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS

(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

                                    NET REALIZED
                                       AND/OR
               NET                   UNREALIZED                                  NET
              ASSET                     GAIN                                    ASSET
              VALUE         NET        (LOSS)        TOTAL                      VALUE
            BEGINNING   INVESTMENT       ON          FROM       REDEMPTION       END         TOTAL
            OF PERIOD      LOSS      INVESTMENTS  OPERATIONS      FEES**      OF PERIOD     RETURN*
            ---------   ----------  ------------  ----------    ----------    ---------     -------
Class D
  2004++      $ 7.01      $(0.17)      $ 1.55       $ 1.38       $ 0.01         $ 8.40       19.83%
  2003++        3.72       (0.12)        3.38         3.26         0.03           7.01       88.44
  2002++        4.27       (0.10)       (0.45)       (0.55)          --***        3.72      (12.88)
  2001++       20.20       (0.16)      (15.77)      (15.93)          --***        4.27      (78.86)
  2000         23.46       (0.53)       (2.73)       (3.26)          --***       20.20      (13.90)

  * Total return is for the period indicated and has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 **   See Note 2 in Notes to Financial Statements.

*** For years 2000 to 2002, the Fund's redemption fees did not materially impact the Fund's net asset value by more than $0.01.

 ++   Per share data calculated using average shares outstanding method.

AMOUNTS DESIGNATED AS "--" ARE EITHER ZERO OR HAVE BEEN ROUNDED TO ZERO.

                                                             AMERINDO FUNDS INC.

                                                        AMERINDO TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                    RATIO              RATIO
                  NET                             OF EXPENSES          OF NET
                 ASSETS           RATIO           TO AVERAGE         INVESTMENT
                 END OF        OF EXPENSES        NET ASSETS           LOSS TO
                 PERIOD        TO AVERAGE     (EXCLUDING WAIVERS       AVERAGE      PORTFOLIO
                 (000)         NET ASSETS   AND/OR REIMBURSEMENTS)   NET ASSETS     TURNOVER
                 ------        -----------  ----------------------   ----------     ---------
Class D
  2004++        $137,671          2.25%              2.73%             (2.14)%        85.23%
  2003++         127,543          2.25               2.94              (2.10)        117.16
  2002++          51,374          2.25               3.15              (2.19)         50.17
  2001++          71,055          2.25               2.56              (1.83)         70.03
  2000           379,869          2.13               2.13              (1.94)         30.51

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              AMERINDO FUNDS INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

NOTE 1. ORGANIZATION

      The Amerindo Technology Fund (the "Fund") is a series of the Amerindo Funds Inc., a Maryland corporation, which commenced operations on October 28, 1996. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund's prospectus provides a description of the Fund's investment objective, policies and strategies.

      On January 29, 2003, the Board of Directors of the Amerindo Funds Inc. approved and proposed Agreements and Plans of Reorganization (the "Plans") of the Amerindo Internet B2B and the Amerindo Health & Biotechnology Funds (the "Merging Series") into the Amerindo Technology Fund (the "Surviving Series"). The proposed Plans were submitted to a vote of the shareholders of each of the Merging Series for approval. On May 2, 2003, the Amerindo Internet B2B Fund shareholders approved its Plan and on May 6, 2003, the Amerindo Health & Biotechnology Fund shareholders approved its Plan. Pursuant to the Plans, on May 9, 2003, all of the assets and liabilities of the Merging Series were transferred to the Surviving Series and all shares of the Merging Series were reclassified as shares of the Surviving Series, and each holder of shares of each Merging Series held, immediately after the effective time of the reorganizations, full and fractional shares of the Surviving Series with the same aggregate dollar value as the shareholder had in one or both of the Merging Series immediately before the transaction (See Note 9).

      The Fund currently offers Class D Shares, with a minimum investment of $2,500. Class D shares are sold without an initial sales load. Class D Shares are subject to a fee of 2% on redemptions made within the first year of purchase. Prior to March 1, 2003, the Fund also offered Class A and Class C Shares. On March 1, 2003, Class A and Class C Shares were fully liquidated and exchanged for Class D Shares (See Note 6).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

                              AMERINDO FUNDS INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

      SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, on valuation date or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least two independent brokers.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Fund's Board of Directors (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Fund's Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the adviser reasonably believes that a security's valuation provided by a pricing source may not be reliable or accurate; the security is determined to be illiquid in accordance with the liquidity procedures; the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions.

                              AMERINDO FUNDS INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      The Fund may invest in private equity investments in venture capital companies ("Private Equity Investments"). Although Private Equity Investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investments in companies in an early stage of development or with little or no operating history, companies operating at at loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

      Private equity investments are valued on a going concern basis without giving effect to any disposition costs. Historic cost is generally the appropriate measure of value for a private equity investment, except where compelling circumstances justify another valuation in the view of the Fund's investment advisor, Amerindo Investment Advisor Inc. (the "Advisor"), in which case the Advisor will inform a Committee member who shall call a Committee meeting to review the proposed valuation.

      At October 31, 2004, market quotations were not readily available for securities valued at $300,761 (0.22% of net assets) in the Fund. Consequently, these securities were valued at fair value in accordance with the fair value procedures approved by the Board.

      RESTRICTED SECURITIES - As of October 31, 2004, the total value of restricted securities was $860,714 representing 0.63% of the fund's net assets. At October 31, 2004, the Amerindo Technology Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as deter-

                              AMERINDO FUNDS INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

mined in accordance with the procedures approved by the Board of Directors. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at October 31, 2004, were as follows:

                                                 RIGHT TO                                   PERCENTAGE
                                 ACQUISITION     ACQUIRE                                      OF NET
INVESTMENTS                          DATE          DATE          COST          VALUE          ASSETS
-----------                      -----------     --------      --------      --------       ----------
Common Stock:
Eyetech Pharmaceuticals, Inc.      02/04/04      02/04/04      $ 94,997      $559,953          0.41%
                                                               --------      --------          ----
Private Stock:
Cellomics, Inc.                    02/20/02      02/20/02       183,673       150,380          0.11
Cellomics, Inc., Series NNN,
  Preferred Stock                  02/20/02      02/20/02       183,673       150,381          0.11
DoveBid                            04/10/02      04/10/02       248,000            --          0.00
                                                               --------      --------          ----
Warrants:
Cellomics, Inc.,
  Expires 02/28/06                 02/20/02      02/20/02            --            --          0.00
                                                               --------      --------          ----
TOTAL                                                          $710,343      $860,714          0.63%
                                                               ========      ========          ====

AMOUNTS DESIGNATED AS "--" ARE EITHER ZERO OR HAVE BEEN ROUNDED TO ZERO.

      REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Directors require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited. As of October 31, 2004, there were no repurchase agreements held in the Fund.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted

                              AMERINDO FUNDS INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Net investment income, if any, is distributed annually. Any net realized capital gains are distributed to shareholders at least annually.

      OTHER -- The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than one year. For the years ended October 31, 2004 and October 31, 2003, there were $160,965 and $557,307, respectively, in redemption fees retained.

NOTE 3. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of investment securities (other than short-term investments and U.S. Government Securities), for the Fund for the year ended October 31, 2004 were $143,487,008 and $98,887,396, respectively.

NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

      The Fund has an Investment Advisory Agreement ("Advisory Agreement") with the Advisor with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager to the Fund. Under the terms of the Advisory Agreement, a monthly fee is paid to the Advisor of 0.125% (1.50% on an annual basis) of the average daily net assets of the Fund. The Advisory Agreement is subject to an annual review by the Board of Directors.

      The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) to the extent that the total annual fund operating expenses exceed 2.25% of the average daily net asset value.

      The Fund and SEI Investments Global Funds Services (the "Administrator") are parties

                              AMERINDO FUNDS INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee of 0.125% of the average daily net assets of the Fund up to $250 million, 0.09% on the next $250 million, 0.07% on the next $500 million and 0.05% of such assets in excess of $1 billion, subject to certain minimum annual fees.

      Forum Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividends disbursing agent for the Fund under a Transfer Agency and Services Agreement with the Fund.

      The Northern Trust Company serves as the Fund's custodian (the "Custodian"). The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

NOTE 5. DISTRIBUTION AND SHAREHOLDER SERVICING FEES

      The Fund and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated July 13, 1999. The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund pays the Advisor .25% for providing shareholder servicing activities.

                              AMERINDO FUNDS INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

NOTE 6. CAPITAL SHARE TRANSACTIONS

      Transactions in capital stock for the indicated periods were as follows:

    CLASS D SHARES                                           FOR THE                                FOR THE
                                                            YEAR ENDED                             YEAR ENDED
                                                         OCTOBER 31, 2004                       OCTOBER 31, 2003
                                                  -------------------------------       -------------------------------
                                                     SHARES             AMOUNT             SHARES             AMOUNT
                                                  ------------       ------------       ------------       ------------
Shares issued ..............................         4,434,007       $ 37,936,081         11,062,896       $ 62,467,406
Shares issued upon the Reorganization
  of the Amerindo Internet B2B Fund*** .....                --                 --            830,793          4,777,059
Shares issued upon the Reorganization
  of the Amerindo Health &
  Biotechnology Fund*** ....................                --                 --            564,615          3,246,534
Shares issued in connection with
  Conversion of Class A and C Shares** .....                --                 --          1,325,037          5,707,752
Redemption fees* ...........................                --            160,965                 --            557,259
Shares redeemed ............................        (6,226,786)       (48,137,463)        (9,408,666)       (53,453,719)
                                                  ------------       ------------       ------------       ------------
                                                    (1,792,779)      $(10,040,417)         4,374,675       $ 23,302,291
                                                  ============       ============       ============       ============

    CLASS A SHARES                                           FOR THE                                FOR THE
                                                            YEAR ENDED                             YEAR ENDED
                                                         OCTOBER 31, 2004                       OCTOBER 31, 2003
                                                  -------------------------------       -------------------------------
                                                     SHARES             AMOUNT             SHARES             AMOUNT
                                                  ------------       ------------       ------------       ------------
Shares issued ..............................                --       $         --             69,357       $    302,952
Redemption fees* ...........................                --                 --                 --                 --
Shares redeemed ............................                --                 --            (92,952)          (381,846)
Shares redeemed in connection with
  Conversion into Class D Shares** .........                --                 --           (985,467)        (4,266,500)
                                                  ------------       ------------       ------------       ------------
                                                            --       $         --         (1,009,062)      $ (4,345,394)
                                                  ============       ============       ============       ============

    CLASS C SHARES                                           FOR THE                                FOR THE
                                                            YEAR ENDED                             YEAR ENDED
                                                         OCTOBER 31, 2004                       OCTOBER 31, 2003
                                                  -------------------------------       -------------------------------
                                                     SHARES             AMOUNT             SHARES             AMOUNT
                                                  ------------       ------------       ------------       ------------
Shares issued ..............................                --       $         --              6,108       $     25,964
Redemption fees* ...........................                --                 --                 --                 48
Shares redeemed ............................                --                 --            (28,584)          (114,518)
Shares redeemed in connection with
  Conversion into Class D Shares** .........                --                 --           (342,094)        (1,441,252)
                                                  ------------       ------------       ------------       ------------
                                                            --       $         --           (364,570)      $ (1,529,758)
                                                  ============       ============       ============       ============

  * Amerindo Technology Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 1 year.

 ** On March 1, 2003, Class A and Class C Shares were fully liquidated and exchanged for Class D Shares.

***   See Note 9 for further information.

Amounts designated as "--" are either zero or have been rounded to zero.

                              AMERINDO FUNDS INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

NOTE 7. FEDERAL TAX INFORMATION

      It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

      The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses.

      Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

      Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights. Accordingly, the following permanent differences have been reclassified to/from the following accounts as of October 31, 2004.

                                                                 UNDISTRIBUTED
                                              PAID-IN            NET INVESTMENT
                                              CAPITAL                INCOME
                                            -----------          --------------
Amerindo Technology Fund                    $(2,862,053)           $2,862,053

      These reclassifications had no impact on net assets or net asset value per share.

      There were no dividends and distributions declared by the Fund during the years ended October 31, 2004 and October 31, 2003.

      As of October 31, 2004, the components of Accumulated Losses for Federal income tax purposes were as follows:

                                               AMERINDO
                                              TECHNOLOGY
                                                 FUND
                                            -------------
Capital Loss Carryforwards                  $(344,963,682)
Unrealized Appreciation                        19,555,136
                                            -------------
Total Accumulated Losses                    $(325,408,546)
                                            =============

                              AMERINDO FUNDS INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

NOTE 7. FEDERAL TAX INFORMATION (CONCLUDED)

      For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

                                                                                                             TOTAL
                                                                                                         CAPITAL LOSS
                       EXPIRES         EXPIRES          EXPIRES          EXPIRES          EXPIRES        CARRYFORWARD
                        2012             2011             2010             2009             2008           10/31/04
                    ------------     ------------     ------------     ------------     ------------     ------------
Amerindo
Technology Fund      $2,539,920       $80,285,361      $78,041,342     $170,174,206      $13,922,853     $344,963,682

      For Federal income tax purposes, the cost of securities owned at October 31, 2004, and the net unrealized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund's at October 31, 2004, were as follows:

                               FEDERAL         APPRECIATED      DEPRECIATED     NET UNREALIZED
                               TAX COST        SECURITIES       SECURITIES       APPRECIATION
                             ------------     ------------     ------------     --------------
Amerindo Technology Fund     $117,830,935      $28,261,672      $(8,706,536)     $19,555,136

NOTE 8. CONCENTRATIONS/RISKS

      The Fund invests primarily in specific sectors of the market. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Fund is non-diversified, which means that the Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund.

                              AMERINDO FUNDS INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                OCTOBER 31, 2004

NOTE 9. MERGER

      As of the close of business on May 9, 2003, the Amerindo Technology Fund acquired all the net assets of the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, pursuant to a plan of reorganization approved by the shareholders of the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund on May 2, 2003 and May 6, 2003, respectively.

      The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                                   AT CLOSE OF BUSINESS MAY 9, 2003
                               -------------------------------------------------------------------------
                                                     AMERINDO
                                  AMERINDO           HEALTH &            AMERINDO
                                INTERNET B2B       BIOTECHNOLOGY        TECHNOLOGY             MERGED
                                   FUND*               FUND**              FUND                ASSETS
                               -------------       -------------       -------------       -------------
Net Assets                     $   4,777,059       $   3,246,534       $ 112,009,282       $ 120,032,875
Unrealized Depreciation           (3,163,581)           (789,107)        (75,343,385)        (79,296,073)
Shares Outstanding                 1,327,529             700,766          19,468,188          20,863,595
Net Asset Value Per Share               3.60                4.63                5.75                5.75

 * Net assets for the Amerindo Internet B2B Fund were $4,777,059 which included net investment loss of $46,651, accumulated losses of $14,317,198 and unrealized losses of $3,163,581.

** Net assets for the Amerindo Health & Biotechnology Fund were $3,246,534 which included net investment loss of $34,021, accumulated losses of $7,695,046 and unrealized losses of $789,107.

NOTE 10. OTHER

      In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
AMERINDO FUNDS INC.:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Amerindo Funds Inc., which is comprised of the Amerindo Technology Fund (the "Fund"), as of October 31, 2004 and the related statement of operations, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Philadelphia, PA
December 17, 2004

                              AMERINDO FUNDS INC.
                          FUND DIRECTORS AND OFFICERS
                                OCTOBER 31, 2004

                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                      LENGTH OF         IN FUND              PRINCIPAL OCCUPATION(S)
                                   POSITION HELD     TIME SERVED        COMPLEX              DURING PAST FIVE YEARS
NAME & AGE                           WITH FUND         (YRS.)          OVERSEEN              AND OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*
----------------------------------------------------------------------------------------------------------------------------
Dr. Gary A. Tanaka                Director and            8                1                 Principal Portfolio manager for
Age: 62                           President                                                  Amerindo Investment Advisors
                                                                                             Inc., Amerindo Advisors (UK)
                                                                                             Limited and Amerindo Investment
                                                                                             Advisors, Inc. (Panama) since
                                                                                             1980.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS*
----------------------------------------------------------------------------------------------------------------------------
Dr. John Rutledge                 Director                8                1                 Chairman of Rutledge &
Age: 56                                                                                      Company, Inc. Director for
                                                                                             Earle M. Jorgensen Company,
                                                                                             Crom Corporation Advisory
                                                                                             Board; BV Group Ventures,
                                                                                             Saugatuck Capital.
----------------------------------------------------------------------------------------------------------------------------
Charles A. Parker                 Director                3                1                 Retired. Director for TCW
Age: 70                                                                                      Convertible Fund, Galileo
                                                                                             Funds, and Horace Mann
                                                                                             Educators Corp.
----------------------------------------------------------------------------------------------------------------------------
OFFICERS*
----------------------------------------------------------------------------------------------------------------------------
Alberto W. Vilar                  Chief Executive         8                1                 Chief Executive Officer of
Age: 64                           Officer                                                    the Fund from its inception.
                                                                                             Director of the Fund from its
                                                                                             inception until June 2002.
                                                                                             Founder and principal portfolio
                                                                                             manager for Amerindo
                                                                                             Investment Advisors Inc.,
                                                                                             Amerindo Advisors (UK)
                                                                                             Limited and Amerindo
                                                                                             Investment Advisors, Inc.
                                                                                             (Panama) since 1979.
----------------------------------------------------------------------------------------------------------------------------

* Director or Officer of the Fund until such time as his or her successor is duly elected and appointed.


                              AMERINDO FUNDS INC.
                    FUND DIRECTORS AND OFFICERS (CONTINUED)
                                OCTOBER 31, 2004

                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                      LENGTH OF         IN FUND              PRINCIPAL OCCUPATION(S)
                                   POSITION HELD     TIME SERVED        COMPLEX              DURING PAST FIVE YEARS
NAME & AGE                           WITH FUND         (YRS.)          OVERSEEN              AND OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
OFFICERS* (CONTINUED)
David E. Mainzer                  Chief Financial         1.5              1                 Chief Operating Officer &
Age: 39                           Officer**                                                  Chief Financial Officer for
                                                                                             Amerindo Investment Advisors
                                                                                             Inc.
----------------------------------------------------------------------------------------------------------------------------
Dana E. Smith                     Vice President &        5.5              1                 Chief Compliance Officer for
Age: 46                           Chief Compliance                                           Amerindo Investment Advisors
                                  Officer***                                                 Inc.
----------------------------------------------------------------------------------------------------------------------------
Kristen E. Robisch                Secretary and           0.5              1                 Compliance Officer for
Age: 27                           Treasurer****                                              Amerindo Investment
                                                                                             Advisors Inc.
----------------------------------------------------------------------------------------------------------------------------

   * Director or Officer of the Fund until such time as his or her successor is duly elected and appointed.

  ** David E. Mainzer resigned as Chief Financial Officer of the Fund on August 12, 2004.

 *** Effective June 4, 2004, Dana E. Smith was approved by the Board of Directors as the Chief Compliance Officer of the Fund.

**** Heather K. Lewis resigned as Secretary and Treasurer of the Fund on August 13, 2004. Effective August 13, 2004, Kristen E. Robisch was approved by the Board of Directors as Secretary and Treasurer of the Fund.

                              AMERINDO FUNDS INC.
                    DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the fund, and the "Ending Account Value" number is derived from deducting that expense cost from the fund's gross investment return.

You can use this information, together with the actual amount you invested in the fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your fund's comparative cost by comparing the hypothetical result for your fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your fund's actual return -- the account values shown may not apply to your specific investment.

                              AMERINDO FUNDS INC.
                    DISCLOSURE OF FUND EXPENSES (UNAUDITED)
                                  (CONCLUDED)

                             BEGINNING       ENDING                    EXPENSES
                              ACCOUNT        ACCOUNT     ANNUALIZED      PAID
                               VALUE          VALUE        EXPENSE      DURING
                              4/30/04       10/31/04       RATIOS       PERIOD*
--------------------------------------------------------------------------------
AMERINDO TECHNOLOGY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN           $1,000.00     $1,003.60        2.25%       $11.33
HYPOTHETICAL 5% RETURN       $1,000.00     $1,013.83        2.25%       $11.39
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expenses ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                     NOTES

                                     NOTES

                                [GRAPHIC OMITTED]

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
AMERINDO INVESTMENT ADVISORS INC.
SAN FRANCISCO, CALIFORNIA/NEW YORK, NEW YORK

ADMINISTRATOR
--------------------------------------------------------------------------------
SEI INVESTMENTS GLOBAL FUNDS SERVICES
OAKS, PENNSYLVANIA

DISTRIBUTOR
--------------------------------------------------------------------------------
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PENNSYLVANIA

TRANSFER AND DIVIDEND AGENT
--------------------------------------------------------------------------------
FORUM SHAREHOLDER SERVICES, LLC
PORTLAND, MAINE

CUSTODIAN
--------------------------------------------------------------------------------
THE NORTHERN TRUST COMPANY
CHICAGO, ILLINOIS

LEGAL COUNSEL
--------------------------------------------------------------------------------
KIRKPATRICK & LOCKHART, LLP
NEW YORK, NEW YORK

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
DELOITTE & TOUCHE LLP
PHILADELPHIA, PENNSYLVANIA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Amerindo Funds Inc. uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling 1-888-832-4386; and (ii) on the Commission's website at http://www.sec.gov.

1-888-832-4386
WWW.AMERINDO.COM

AME-AR-001-0400

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive and Senior Financial Officers. On October 4, 2004, the registrant amended its Code of Ethics. The salient features of the amendments are set forth in the following discussion. The definition of an "Access Person" under the Code of Ethics was expanded to include any employee of the registrant. The definition of "Advisory Person" under the Code of Ethics was expanded to include any director or officer of the registrant. In addition, all Access Persons , directors and officers are responsible for ensuring that members of their immediate families and personal households comply with the provisions and intent of the Code of Ethics. The registrant's Chief Compliance Officer or its designee is responsible for implementing and monitoring compliance with the Code of Ethics and the Chief Compliance Officer along with the Senior Trader are responsible for pre-clearing personal securities transactions. Under the Code of Ethics, no Access Person may ever use or attempt to use his or her position or corporate property to obtain any improper personal benefit. The Code of Ethics obligates prompt reporting to the registrant's Chief Compliance Officer if anyone believes a violation has occurred.


ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Mr. Charles Parker and Dr. John Rutledge and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

For each of the last two years, the aggregate fees for which the registrant's principal accountant billed the registrant for services rendered to the registrant were as follows:



------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2004                                                   2003
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                    registrant       service           service            registrant       service           service
                   that were         affiliates that   affiliates that   that were         affiliates that   affiliates that
                   pre-approved      were              did not require   pre-approved      were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit      $20,952                 N/A         $0                 $19,000                N/A         $0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-Relat$0                $0                $0                  $0              $0                $0
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees   $0                $0                $0                $0                $0                $0

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All        $0                $0                $0                $0                $0                $0
        Other
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2004             2003
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                  $0               $0

                ---------------------------- ----------------- ----------------
                Tax Fees                            $0               $0
                ---------------------------- ----------------- ----------------
                All Other Fees                      $0               $0

                ---------------------------- ----------------- ----------------


(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the last two fiscal years were $0 and $0 for 2004 and 2003, respectively.

(h) Not Applicable.


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANT.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.


ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant is accumulated and communicated to the registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   Amerindo Funds Inc.



By (Signature and Title)*                      /s/ Alberto W. Vilar
                                               --------------------
                                               Alberto W. Vilar
                                               Chief Executive Officer


Date:  December 23, 2004






Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                      /s/ Alberto W. Vilar
                                               --------------------
                                               Alberto W. Vilar
                                               Chief Executive Officer


Date:  December 23, 2004


By (Signature and Title)*                      /s/ Darren Leavitt
                                               -----------------------
                                               Darren Leavitt
                                               Chief Financial Officer
Date:  December 23, 2004

* Print the name and title of each signing officer under his or her signature.